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                                                                 Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Experts" and the use of our reports dated March 26, 1999 in Amendment No. 1 to the Registration Statement (Form S-1), and related Prospectus of Fundtech Ltd. for the registration of 2,875,000 of its Ordinary Shares.




                                               /S/ Kost, Forer & Gabbay
Tel-Aviv, Israel                               KOST, FORER and GABBAY
April 6, 1999                           Certified Public Accountants (Israel)
                                       A Member of Ernst & Young International